                                                                   Exhibit 17(m)


North American Funds
P.O. Box 9132
Hingham, MA 02043-9132

                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                ****  CONTROL NUMBER: 999 999 999 999 99  ****

        . Please fold and detach card at perforation before mailing .

CORE BOND FUND                                                            PROXY

 This proxy is solicited on behalf of the Board of Trustees of North American
                                     Funds

   The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert and Todd Spillane, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the above-referenced Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

   By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions above.

                                          .
                                                      Dated:

                                          SIGN, DATE AND RETURN THE PROXY CARD
                                          PROMPTLY USING THE ENCLOSED ENVELOPE

                                          -------------------------------------


                                          -------------------------------------
                                            Signature (or signatures if held
                                                        jointly)

                                          Please sign exactly as name appears
                                          hereon. When shares are held by
                                          joint tenants, both should sign.
                                          When signing as attorney or as
                                          executor, administrator, trustee or
                                          guardian, or as custodian for a
                                          minor, please give full title as
                                          such. If a corporation, please sign
                                          in full corporate name by president
                                          or other authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized
                                          persons.
 .                                                                              .

        \/  Please fold and detach card at perforation before mailing  \/


\/    Please fill in box(es) as shown using black or blue ink or number 2   \/
                                  pencil.  [X]
          PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b) or 2.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:



1. (a) To approve or disapprove a new                  FOR                 AGAINST                         ABSTAIN
investment advisory agreement between American
General Asset Management Corp. ("AGAM") and
North American Funds on behalf of the Fund, the        [_]                   [_]                             [_]
terms of which are the same in all material
respects as the previous investment advisory
agreement with AGAM.

1. (b) To approve or disapprove a new                  [_]                   [_]                             [_]
subadvisory agreement between AGAM and American
General Investment Management L.P. ("AGIM") or
an affiliate thereof, the terms of which are
the same in all material respects as the
previous subadvisory agreement between AGAM and
AGIM.

2. To approve or disapprove the Agreement and          [_]                   [_]                             [_]
Plan of Reorganization as described in the
accompanying proxy statement and prospectus.


3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.


    RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY
                       STATEMENT IS HEREBY ACKNOWLEDGED.

\/                (Continued and to be signed on the reverse side)           \/

North American Funds
P.O. Box 9132
Hingham, MA 02043-9132

                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                ****  CONTROL NUMBER: 999 999 999 999 99  ****

       \/ Please fold and detach card at perforation before mailing \/

HIGH YIELD BOND FUND                                                      PROXY

 This proxy is solicited on behalf of the Board of Trustees of North American
                                     Funds

   The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert and Todd Spillane, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the above-referenced Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

   By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions above.

                                          \/
                                                      Dated:_________________


                                          SIGN, DATE AND RETURN THE PROXY CARD
                                          PROMPTLY USING THE ENCLOSED ENVELOPE

                                          ------------------------------------


                                          ------------------------------------
                                            Signature (or signatures, if held
                                                        jointly)

                                          Please sign exactly as name appears
                                          hereon. When shares are held by
                                          joint tenants, both should sign.
                                          When signing as attorney or as
                                          executor, administrator, trustee or
                                          guardian, or as custodian for a
                                          minor, please give full title as
                                          such. If a corporation, please sign
                                          in full corporate name by president
                                          or other authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized
                                          persons.
\/                                                                          \/

        \/  Please fold and detach card at perforation before mailing  \/

\/     Please fill in box(es) as shown using black or blue ink or number 2   \/
                                  pencil.  [X]
          PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b) or 2.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:



1. (a) To approve or disapprove a new                    FOR                 AGAINST               ABSTAIN
investment advisory agreement between American
General Asset Management Corp. ("AGAM") and
North American Funds on behalf of the Fund, the          [_]                   [_]                   [_]
terms of which are the same in all material
respects as the previous investment advisory
agreement with AGAM.

1. (b) To approve or disapprove a new                    [_]                   [_]                   [_]
subadvisory agreement between AGAM and American
General Investment Management L.P. ("AGIM") or
an affiliate thereof, the terms of which are
the same in all material respects as the
previous subadvisory agreement between AGAM and
AGIM.

2. To approve or disapprove the Agreement and            [_]                   [_]                   [_]
Plan of Reorganization as described in the
accompanying proxy statement and prospectus.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.





    RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY
                       STATEMENT IS HEREBY ACKNOWLEDGED.

\/              (Continued and to be signed on the reverse side)              \/

North American Funds
P.O. Box 9132
Hingham, MA 02043-9132

                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                ****  CONTROL NUMBER: 999 999 999 999 99  ****

        \/ Please fold and detach card at perforation before mailing \/

MUNICIPAL BOND FUND                                                       PROXY

 This proxy is solicited on behalf of the Board of Trustees of North American
                                     Funds

   The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert and Todd Spillane, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the above-referenced Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

   By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions above.

                                          \/
                                                      Dated:__________________

                                          SIGN, DATE AND RETURN THE PROXY CARD
                                          PROMPTLY USING THE ENCLOSED ENVELOPE

                                          -------------------------------------


                                          -------------------------------------
                                            Signature (or signatures, if held
                                                        jointly)

                                          Please sign exactly as name appears
                                          hereon. When shares are held by
                                          joint tenants, both should sign.
                                          When signing as attorney or as
                                          executor, administrator, trustee or
                                          guardian, or as custodian for a
                                          minor, please give full title as
                                          such. If a corporation, please sign
                                          in full corporate name by president
                                          or other authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized
                                          persons.
\/                                                                           \/

        \/  Please fold and detach card at perforation before mailing  \/

\/    Please fill in box(es) as shown using black or blue ink or number 2    \/
                                  pencil.  [X]
          PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b) or 2.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:



1. (a) To approve or disapprove a new                  FOR                 AGAINST                 ABSTAIN
investment advisory agreement between American
General Asset Management Corp. ("AGAM") and
North American Funds on behalf of the Fund, the        [_]                   [_]                     [_]
terms of which are the same in all material
respects as the previous investment advisory
agreement with AGAM.

1. (b) To approve or disapprove a new                  [_]                   [_]                     [_]
subadvisory agreement between AGAM and American
General Investment Management L.P. ("AGIM") or
an affiliate thereof, the terms of which are
the same in all material respects as the
previous subadvisory agreement between AGAM and
AGIM.

2. To approve or disapprove the Agreement and          [_]                   [_]                     [_]
Plan of Reorganization as described in the
accompanying proxy statement and prospectus.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.


    RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY
                       STATEMENT IS HEREBY ACKNOWLEDGED.

\/              (Continued and to be signed on the reverse side)              \/

North American Funds
P.O. Box 9132
Hingham, MA 02043-9132

                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                ****  CONTROL NUMBER: 999 999 999 999 99  ****

        \/ Please fold and detach card at perforation before mailing \/

STRATEGIC INCOME FUND                                                     PROXY

 This proxy is solicited on behalf of the Board of Trustees of North American
                                     Funds

   The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert and Todd Spillane, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the above-referenced Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

   By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions above.

                                          \/
                                                      Dated:__________________

                                          SIGN, DATE AND RETURN THE PROXY CARD
                                          PROMPTLY USING THE ENCLOSED ENVELOPE
                                          ------------------------------------


                                          ------------------------------------
                                            Signature (or signatures, if held
                                                        jointly)

                                          Please sign exactly as name appears
                                          hereon. When shares are held by
                                          joint tenants, both should sign.
                                          When signing as attorney or as
                                          executor, administrator, trustee or
                                          guardian, or as custodian for a
                                          minor, please give full title as
                                          such. If a corporation, please sign
                                          in full corporate name by president
                                          or other authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized
                                          persons.
\/                                                                            \/

        \/  Please fold and detach card at perforation before mailing  \/

\/    Please fill in box(es) as shown using black or blue ink or number 2   \/
                                  pencil.  [X]
          PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b) or 2.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:



1. (a) To approve or disapprove a new                 FOR                 AGAINST               ABSTAIN
investment advisory agreement between American
General Asset Management Corp. ("AGAM") and
North American Funds on behalf of the Fund, the       [_]                   [_]                   [_]
terms of which are the same in all material
respects as the previous investment advisory
agreement with AGAM.

1. (b) To approve or disapprove a new                  [_]                   [_]                   [_]
subadvisory agreement between AGAM and American
General Investment Management L.P. ("AGIM") or
an affiliate thereof, the terms of which are
the same in all material respects as the
previous subadvisory agreement between AGAM and
AGIM.

2. To approve or disapprove the Agreement and          [_]                   [_]                   [_]
Plan of Reorganization as described in the
accompanying proxy statement and prospectus.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.


    RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY
                       STATEMENT IS HEREBY ACKNOWLEDGED.

\/              (Continued and to be signed on the reverse side)             \/

North American Funds
P.O. Box 9132
Hingham, MA 02043-9132

                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                ****  CONTROL NUMBER: 999 999 999 999 99  ****

        \/ Please fold and detach card at perforation before mailing \/

U.S. GOVERNMENT SECURITIES FUND                                           PROXY

 This proxy is solicited on behalf of the Board of Trustees of North American
                                     Funds

   The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert and Todd Spillane, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the above-referenced Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

   By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions above.

                                          \/
                                                      Dated:__________________

                                          SIGN, DATE AND RETURN THE PROXY CARD
                                          PROMPTLY USING THE ENCLOSED ENVELOPE
                                          ------------------------------------


                                          ------------------------------------
                                            Signature (or signatures, if held
                                                        jointly)

                                          Please sign exactly as name appears
                                          hereon. When shares are held by
                                          joint tenants, both should sign.
                                          When signing as attorney or as
                                          executor, administrator, trustee or
                                          guardian, or as custodian for a
                                          minor, please give full title as
                                          such. If a corporation, please sign
                                          in full corporate name by president
                                          or other authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized
                                          persons.
\/                                                                            \/

        \/  Please fold and detach card at perforation before mailing  \/

\/    Please fill in box(es) as shown using black or blue ink or number 2     \/
                                  pencil.  [X]
          PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b) or 2.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:



1. (a) To approve or disapprove a new                         FOR                 AGAINST              ABSTAIN
investment advisory agreement between American
General Asset Management Corp. ("AGAM") and                   [_]                   [_]                  [_]
North American Funds on behalf of the Fund, the
terms of which are the same in all material
respects as the previous investment advisory
agreement with AGAM.

1. (b) To approve or disapprove a new                         [_]                   [_]                  [_]
subadvisory agreement between AGAM and American
General Investment Management L.P. ("AGIM") or
an affiliate thereof, the terms of which are
the same in all material respects as the
previous subadvisory agreement between AGAM and
AGIM.

2. To approve or disapprove the Agreement and                 [_]                   [_]                  [_]
Plan of Reorganization as described in the
accompanying proxy statement and prospectus.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.


    RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY
                       STATEMENT IS HEREBY ACKNOWLEDGED.

\/                (Continued and to be signed on the reverse side)           \/